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                                                                   Exhibit 10.42



                    Form of Waiver and Contribution Agreement

General Maritime Ship Holdings Ltd.
35 West 56th Street
New York, New York 10019

Ladies and Gentlemen:

            Reference is made to the Registration Statement on Form S-1 (File No. 333-49814) (as supplemented or amended the "Registration Statement") of General Maritime Ship Holdings, Ltd., a Marshall Islands corporation (the "Company"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the prospectus (the "Prospectus") included in the Registration Statement.

            In connection with the transactions described in the section of the Prospectus entitled "Recapitalization" (the "Recapitalization"), the undersigned has acquired unregistered shares of Common Stock, par value $.01 per share (the "Restricted Shares"), of the Company in exchange for certain assets (the "Investment"). The undersigned understands that (i) the offer and sale of the Restricted Shares issued pursuant to the Recapitalization were not registered under the Securities Act of 1933, as amended (the "Securities Act"), and (ii) the failure to register such offer and sale could result in the undersigned having certain rights under the federal securities laws, including a right to rescind the Investment.

            For the benefit of the Company and in consideration of, among other things, the Company's consummation of the Investment, the undersigned (i) hereby waives any and all rights that the undersigned now has or may hereafter have to rescind the Investment on the basis that the offer and sale of the Restricted Shares issued pursuant to the Recapitalization were not registered (the "Waiver") and (ii) agrees that if the Waiver is deemed void or unenforceable for any reason including, without limitation, Section 14 of the Securities Act, then the entire beneficial interest in all property and amounts received by the undersigned in any action to rescind the Investment (regardless of whether such action was initiated by the undersigned) or otherwise received by the undersigned as damages for failure to register the offer and sale of the Restricted Shares under the Securities Act will be promptly paid over and contributed by the undersigned to the Company (or, if the Company so requests, to a subsidiary of the Company), for no additional consideration from the Company, other than the Restricted Shares originally issued pursuant to the Recapitalization.

                                    Very truly yours,


                                    By: ________________________________
                                        Name:
                                        Title: